Exhibit10.27K

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TENTH AMENDMENT (this “Tenth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Tenth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Tenth Amendment. If the terms and conditions set forth in this Tenth Amendment conflict with the Agreement, the terms and conditions of this Tenth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Tenth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Tenth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Tenth Amendment. Except as amended by this Tenth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer and CSG are entering into that certain Statement of Work (CSG document no. [*****]) whereby CSG created a solution to support [***** *** **** ***** (the “***** **** *** ***** *** ****]”). Customer requests that CSG support and maintain the [***** **** *** ***** *** ****], and the Parties wish to amend the Agreement to incorporate the fees, terms and conditions of such support and maintenance.

Therefore, as of the Tenth Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection A entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection 14. “[***** **** *** ***** *** ****]” as follows:

Description of Item/Unit of Measure	Frequency	Fee
14. [***** **** *** ***** *** ****]
A. [**************] Services (Note 1)	[*** *******]	[*****]
B. [*********** *** *******] Fee (Note 2) (Note 3)	[********]	$[*********]

Note 1: [************** Services and the ***** *******] Fees are prescribed in that certain Statement of Work effective [**** **, 2021 (“SOW *************]”).

Note 2: After the [****** ***** has been *********, ****** *** ******** **** **********], CSG shall invoice Customer, consistent with the terms and conditions of the Agreement, [** ******* *********** *** *******] Fee. Customer will continue to [** ******** the *********** *** ******* Fee on ** ****** basis ***********] with the Agreement; provided, if prior to the expiration of the Agreement, Customer implements [* **** **** solution to support ***** *** ****] in the production environment that eliminates the need for CSG to [*** *** ***** **** *** ***** *** ****] (for purposes of this Note 2, the “[********* ***/*** ********]”), CSG will no longer [******* Customer the *********** *** *******] Fee on and after [*** ***** ** *** ****, that the (a) ********* ***/*** ******** ** *********** and (b) ***** **** *** ***** *** ****] is not utilized (the “[********** ****]”). Specifically, CSG will provide Customer [* ****** against the *********** *** Support Fee received by CSG for a given ****], such fee to be prorated to the [**** *** ** *** ***** in which the ********** ****] occurs. CSG shall provide Customer any [********** ****** on the **** ****** ******* that is *****-**** (**) days after the ********** ****]. By way of example, if the [*********** *** ******* Fee applies ******* * through ******** ** of a ***** ****, and the ********** **** occurs on ***** ****] of such year, CSG shall provide Customer [* ****** of ***** (*) ****** of the *********** *** *******] Fee previously charged and paid.

Note 3: Maintenance and Support includes any minor updates to the solution because of release changes, as well as resolution of any possible problems with the [******* ***** ** *****].

Exhibit10.27K

IN WITNESS WHEREOF the parties hereto have caused this Tenth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: _05-Oct-21	Date: Sep 15, 2021